SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 4, 2009 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

    On June 4, 2009, the board of directors (the “Board”) of Radio One, Inc. (the “Company”) adopted and approved, effective immediately, amended and restated Bylaws of the Company (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws revise and set forth, among other things, procedures for stockholders to propose business or nominations for election of directors to be considered at annual or special meetings, which are referred to as “advance notice provisions.”  The new advance notice provisions of the Amended and Restated Bylaws, among other things:

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provide that a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business one hundred and twenty (120) days nor earlier than the close of business one hundred and fifty (150) days prior to the first anniversary of the preceding year’s annual meeting, provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed to a date more than thirty (30) days past the fourth Wednesday in May of the relevant year, the stockholder notice to be considered timely must be received at the principal executive offices of the corporation not later than the close of business one hundred and twenty (120) days prior to such annual meeting nor earlier than the close of business one hundred and fifty (150) days prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the fifteenth (15th) business day following the day on which public announcement of the date of such meeting is first made by the corporation.  These provisions do not prejudice the rights of any stockholder with respect to any business to be brought forth at the 2009 annual meeting; provided, however, any such stockholder proposing any business, including any nomination, at the 2009 annual meeting shall still be obligated to satisfy nominee attendance requirements and to provide the information provided for in subsections 8.2 and 8.3 of the Amended and Restated Bylaws not later than 45 days prior to such meeting or such business shall be deemed not properly brought before the meeting;

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provide that except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations there under (as so amended and inclusive of such rules and regulations, (the “Exchange Act”), and included in the notice of meeting given by or at the direction of the board of directors, the procedures set forth the exclusive means for a stockholder to propose business to be brought before a meeting of the stockholders;

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require stockholders making proposals or nominations to disclose, among other things, (i) a reasonably detailed description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment, (ii) the name and address, as they appear on the corporation’s books, of the stockholder and any beneficial owner on whose behalf the proposal is made proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder and any beneficial owner on whose behalf the proposal is made, (iv) any material interest of the stockholder and any beneficial owner on whose behalf the proposal is made in such business, (v) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person at the meeting to propose and discuss such business, and (vi) a representation that the stockholder or the beneficial owner, if any, is part of a group which will deliver a proxy statement or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal and evidence of such delivery after it has occurred or been initiated; and

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require stockholders nominating directors to provide certain information concerning such nominee including: (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) relevant industry and pubic company board experience of such person; (iv) the class and number of shares of the corporation which are beneficially owned by such person; (v) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; (vi) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (vii) all information (a) as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation in accordance with the requirements of the NASDAQ or (b) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

    These advance notice provisions are effective immediately and stockholders must comply with such provisions for the 2009 annual meeting of stockholders of the Company.

            A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws.

Forward-Looking Statements

    Certain statements in this Current Report on Form 8-K constitute forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. Factors that could cause actual results to differ materially from the forward-looking statements include changes to the listing standards, policies and procedures of the NASDAQ National Market, fluctuations in the Company's general financial and operating results, changes in the Company's liquidity and capital resources, declines in the market price of the Company's common stock, changes in the capital markets, competition, and general and industry-specific economic conditions. For more information about these and other risks that could affect the forward-looking statements herein, please see the Company's, annual report on Form 10-K for the year ended December 31, 2008 and other filings made with the Securities and Exchange Commission. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

ITEM 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Radio One, Inc. as of June 4, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
June 10, 2009	Peter D. Thompson
Chief Financial Officer